Security Equity Fund and Security Mid Cap Growth Fund

805 King Farm Blvd., Suite 600

Rockville, Maryland 20850

Supplement Dated May 9, 2013

to the Statutory Prospectuses Dated April 30, 2013, as supplemented from time to time

This supplement provides updated information beyond that contained in the currently effective Statutory Prospectus for the Guggenheim StylePlus - Large Core Institutional and Guggenheim StylePlus - Mid Growth Institutional Funds (the “Institutional Prospectus”) and the currently effective Statutory Prospectus for the A-, B- and C-Classes of the Guggenheim StylePlus - Large Core and Guggenheim StylePlus - Mid Growth Funds (the “Multi-Class Prospectus”).

Effective immediately, the Statutory Prospectuses is revised substantially as follows in order to clarify that the Funds may also invest in fixed income securities rated below investment grade (also known as “high yield securities” or “junk bonds”):

STATUTORY PROSPECTUSES

Guggenheim StylePlus - Large Core Institutional Fund and Guggenheim StylePlus - Large Core Fund

The second paragraph of the section titled “Principal Investment Strategies” beginning on page 1 of the Institutional Prospectus and page 2 of the Multi-Class Prospectus is replaced to read as follows:

Equity securities in which the Fund may invest include common stocks, rights and warrants, and American Depository Receipts (“ADRs”). Derivatives in which the Fund may invest include options, futures contracts, swap agreements, and forward contracts. Fixed income securities and other securities in which the Fund may invest include debt securities selected from a variety of sectors and credit qualities, including corporate bonds, participations in and assignments of syndicated bank loans, asset-backed securities (including mortgage-backed securities and structured finance investments), U.S. government and agency securities (including those not backed by the full faith and credit of the U.S. government), mezzanine and preferred securities, commercial paper, zero-coupon bonds, non-registered or restricted securities (consisting of securities originally issued reliance on Rule 144A and Regulation S), step-up securities (such as step-up bonds) and convertible securities that Guggenheim Investments believes offer attractive yield and/or capital appreciation potential. The Fund may hold fixed income securities of any quality, rated or unrated, including those that are rated below investment grade, or if unrated, determined to be of comparable quality (also known as “high yield securities” or “junk bonds”). The Fund may invest in securities listed, traded or dealt in other countries. The Fund may hold securities of any duration or maturity. Fixed income securities in which the Fund may invest may pay fixed or variable rates of interest. The Fund may invest in a variety of investment vehicles, principally closed-end funds, exchange traded funds (“ETFs”) and other mutual funds.

The following subsection is added to the section titled “Principal Risks” after “Growth Stocks Risk” on page 3 of the Institutional Prospectus and Page 3 of the Multi-Class Prospectus:

High Yield and Unrated Securities Risk – Higher yielding, below investment grade and unrated high risk debt securities may present additional risk because these securities may be less liquid and present more credit risk than investment grade bonds. The price of high yield securities tends to be more susceptible to issuer-specific operating results and outlook and to real or perceived adverse economic and competitive industry conditions.

Guggenheim StylePlus - Mid Growth Institutional Fund and Guggenheim StylePlus - Mid Growth Fund

The second paragraph of the section titled “Principal Investment Strategies” beginning on page 6 of the Institutional Prospectus and page 8 of the Multi-Class Prospectus is replaced to read as follows:

Equity securities in which the Fund may invest include common stocks, rights and warrants, and American Depository Receipts (“ADRs”). Derivatives in which the Fund may invest include options, futures contracts, swap agreements, and forward contracts. Fixed income securities and other securities in which the Fund may invest include debt securities selected from a variety of sectors and credit qualities, including corporate bonds, participations in and assignments of syndicated bank loans, asset-backed securities (including mortgage-backed securities and structured finance investments), U.S. government and agency securities (including those not backed by the full faith and credit of the U.S. government), mezzanine and preferred

GISPABC-SUP-0513x0414

securities, commercial paper, zero-coupon bonds, non-registered or restricted securities (consisting of securities originally issued reliance on Rule 144A and Regulation S), step-up securities (such as step-up bonds) and convertible securities that Guggenheim Investments believes offer attractive yield and/or capital appreciation potential. The Fund may hold fixed income securities of any quality, rated or unrated, including those that are rated below investment grade, or if unrated, determined to be of comparable quality (also known as “high yield securities” or “junk bonds”). The Fund may invest in securities listed, traded or dealt in other countries. The Fund may hold securities of any duration or maturity. Fixed income securities in which the Fund may invest may pay fixed or variable rates of interest. The Fund may invest in a variety of investment vehicles, principally closed-end funds, exchange traded funds (“ETFs”) and other mutual funds.

The following subsection is added to the section titled “Principal Risks” after “Growth Stocks Risk” on page 8 of the Institutional Prospectus and Page 9 of the Multi-Class Prospectus:

High Yield and Unrated Securities Risk – Higher yielding, below investment grade and unrated high risk debt securities may present additional risk because these securities may be less liquid and present more credit risk than investment grade bonds. The price of high yield securities tends to be more susceptible to issuer-specific operating results and outlook and to real or perceived adverse economic and competitive industry conditions.

Please Retain This Supplement for Future Reference

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